UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-21852
Columbia Funds Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
May 31
Date of reporting period:
May 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders

Columbia Commodity Strategy Fund
Class A / CCSAX
Annual Shareholder Report | May 31, 2024
This annual shareholder report contains important information about Columbia Commodity Strategy Fund (the Fund) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$ 121	1.13%
Management's Discussion of Fund Performance
Top Performance Contributors
Allocation
| The Fund maintained overweight allocations to the energy, grains, softs (commodities that are grown, not mined) and livestock sectors which contributed to performance relative to the Bloomberg Commodity Index Total Return. The agriculture sector was the Fund’s largest contributor relative to the benchmark with strong returns coming from both softs and grains. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
Stock selection
| Curve positioning within all major sectors of the commodity market other than livestock contributed positively to Fund performance. The highest contributing sectors, based on curve positioning, were the energy and grains sectors.
Individual holdings
| Cocoa was the largest contributing commodity as the Fund had a small weight in cocoa compared to no exposure in the benchmark. The Fund’s positioning within corn, soybean oil and soybean also contributed to the Fund’s relative performance. Within the energy sector, brent crude oil, natural gas and heating oil contributed to relative performance.
Top Performance Detractors
Allocation
| The Fund’s allocation to industrial and precious metals detracted from performance relative to the Bloomberg Commodity Index Total Return. The Fund’s overweight to lead was a notable detractor within the sector.
Stock selection
| Security selection in the livestock sector detracted from the Fund’s relative performance.
Individual holdings
| Coffee was the Fund’s largest detracting commodity relative to the benchmark. Within livestock, lean hogs also detracted from relative performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class A shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class A (excluding sales charges)	13.70	10.17	(0.72)
Class A (including sales charges)	7.12	8.90	(1.31)
Bloomberg Commodity Index Total Return	10.95	8.15	(1.08)
MSCI ACWI (Net)	23.56	11.68	8.40
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 275,238,836
Total number of portfolio holdings	315
Management services fees (represents 0.63% of Fund average net assets)	$ 1,645,564
Portfolio turnover for the reporting period	117%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	29.9%
Energy	35.6%
Industrial Metals	16.3%
Livestock	7.4%
Precious Metals	20.2%
Asset Categories
Availability of Additional Information
For additional information about the Fund: including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Commodity Strategy Fund
Advisor Class / CCOMX
Annual Shareholder Report | May 31, 2024
This annual shareholder report contains important information about Columbia Commodity Strategy Fund (the Fund) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Advisor Class	$ 94	0.88%
Management's Discussion of Fund Performance
Top Performance Contributors
Allocation
| The Fund maintained overweight allocations to the energy, grains, softs (commodities that are grown, not mined) and livestock sectors which contributed to performance relative to the Bloomberg Commodity Index Total Return. The agriculture sector was the Fund’s largest contributor relative to the benchmark with strong returns coming from both softs and grains. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
Stock selection
| Curve positioning within all major sectors of the commodity market other than livestock contributed positively to Fund performance. The highest contributing sectors, based on curve positioning, were the energy and grains sectors.
Individual holdings
| Cocoa was the largest contributing commodity as the Fund had a small weight in cocoa compared to no exposure in the benchmark. The Fund’s positioning within corn, soybean oil and soybean also contributed to the Fund’s relative performance. Within the energy sector, brent crude oil, natural gas and heating oil contributed to relative performance.
Top Performance Detractors
Allocation
| The Fund’s allocation to industrial and precious metals detracted from performance relative to the Bloomberg Commodity Index Total Return. The Fund’s overweight to lead was a notable detractor within the sector.
Stock selection
| Security selection in the livestock sector detracted from the Fund’s relative performance.
Individual holdings
| Coffee was the Fund’s largest detracting commodity relative to the benchmark. Within livestock, lean hogs also detracted from relative performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Advisor Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Advisor Class	13.84	10.46	(0.47)
Bloomberg Commodity Index Total Return	10.95	8.15	(1.08)
MSCI ACWI (Net)	23.56	11.68	8.40
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit columbiathreadneedleus.com/investment-products/mutual-funds for more recent performance information.
Key Fund Statistics
Fund net assets	$ 275,238,836
Total number of portfolio holdings	315
Management services fees (represents 0.63% of Fund average net assets)	$ 1,645,564
Portfolio turnover for the reporting period	117%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	29.9%
Energy	35.6%
Industrial Metals	16.3%
Livestock	7.4%
Precious Metals	20.2%
Asset Categories
Availability of Additional Information
For additional information about the Fund: including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Commodity Strategy Fund
Institutional Class / CCSZX
Annual Shareholder Report | May 31, 2024
This annual shareholder report contains important information about Columbia Commodity Strategy Fund (the Fund) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$ 94	0.88%
Management's Discussion of Fund Performance
Top Performance Contributors
Allocation
| The Fund maintained overweight allocations to the energy, grains, softs (commodities that are grown, not mined) and livestock sectors which contributed to performance relative to the Bloomberg Commodity Index Total Return. The agriculture sector was the Fund’s largest contributor relative to the benchmark with strong returns coming from both softs and grains. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
Stock selection
| Curve positioning within all major sectors of the commodity market other than livestock contributed positively to Fund performance. The highest contributing sectors, based on curve positioning, were the energy and grains sectors.
Individual holdings
| Cocoa was the largest contributing commodity as the Fund had a small weight in cocoa compared to no exposure in the benchmark. The Fund’s positioning within corn, soybean oil and soybean also contributed to the Fund’s relative performance. Within the energy sector, brent crude oil, natural gas and heating oil contributed to relative performance.
Top Performance Detractors
Allocation
| The Fund’s allocation to industrial and precious metals detracted from performance relative to the Bloomberg Commodity Index Total Return. The Fund’s overweight to lead was a notable detractor within the sector.
Stock selection
| Security selection in the livestock sector detracted from the Fund’s relative performance.
Individual holdings
| Coffee was the Fund’s largest detracting commodity relative to the benchmark. Within livestock, lean hogs also detracted from relative performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional Class	14.05	10.46	(0.49)
Bloomberg Commodity Index Total Return	10.95	8.15	(1.08)
MSCI ACWI (Net)	23.56	11.68	8.40
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 275,238,836
Total number of portfolio holdings	315
Management services fees (represents 0.63% of Fund average net assets)	$ 1,645,564
Portfolio turnover for the reporting period	117%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	29.9%
Energy	35.6%
Industrial Metals	16.3%
Livestock	7.4%
Precious Metals	20.2%
Asset Categories
Availability of Additional Information
For additional information about the Fund: including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Commodity Strategy Fund
Institutional 2 Class / CADLX
Annual Shareholder Report | May 31, 2024
This annual shareholder report contains important information about Columbia Commodity Strategy Fund (the Fund) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional 2 Class	$ 85	0.79%
Management's Discussion of Fund Performance
Top Performance Contributors
Allocation
| The Fund maintained overweight allocations to the energy, grains, softs (commodities that are grown, not mined) and livestock sectors which contributed to performance relative to the Bloomberg Commodity Index Total Return. The agriculture sector was the Fund’s largest contributor relative to the benchmark with strong returns coming from both softs and grains. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
Stock selection
| Curve positioning within all major sectors of the commodity market other than livestock contributed positively to Fund performance. The highest contributing sectors, based on curve positioning, were the energy and grains sectors.
Individual holdings
| Cocoa was the largest contributing commodity as the Fund had a small weight in cocoa compared to no exposure in the benchmark. The Fund’s positioning within corn, soybean oil and soybean also contributed to the Fund’s relative performance. Within the energy sector, brent crude oil, natural gas and heating oil contributed to relative performance.
Top Performance Detractors
Allocation
| The Fund’s allocation to industrial and precious metals detracted from performance relative to the Bloomberg Commodity Index Total Return. The Fund’s overweight to lead was a notable detractor within the sector.
Stock selection
| Security selection in the livestock sector detracted from the Fund’s relative performance.
Individual holdings
| Coffee was the Fund’s largest detracting commodity relative to the benchmark. Within livestock, lean hogs also detracted from relative performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional 2 Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional 2 Class	14.05	10.58	(0.40)
Bloomberg Commodity Index Total Return	10.95	8.15	(1.08)
MSCI ACWI (Net)	23.56	11.68	8.40
Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 275,238,836
Total number of portfolio holdings	315
Management services fees (represents 0.63% of Fund average net assets)	$ 1,645,564
Portfolio turnover for the reporting period	117%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	29.9%
Energy	35.6%
Industrial Metals	16.3%
Livestock	7.4%
Precious Metals	20.2%
Asset Categories
Availability of Additional Information
For additional information about the Fund: including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Commodity Strategy Fund
Institutional 3 Class / CCFYX
Annual Shareholder Report | May 31, 2024
This annual shareholder report contains important information about Columbia Commodity Strategy Fund (the Fund) for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional 3 Class	$ 78	0.73%
Management's Discussion of Fund Performance
Top Performance Contributors
Allocation
| The Fund maintained overweight allocations to the energy, grains, softs (commodities that are grown, not mined) and livestock sectors which contributed to performance relative to the Bloomberg Commodity Index Total Return. The agriculture sector was the Fund’s largest contributor relative to the benchmark with strong returns coming from both softs and grains. The Fund accesses commodities markets via listed futures, using these commodities futures to position the Fund relative to the benchmark and to provide shareholders with total return.
Stock selection
| Curve positioning within all major sectors of the commodity market other than livestock contributed positively to Fund performance. The highest contributing sectors, based on curve positioning, were the energy and grains sectors.
Individual holdings
| Cocoa was the largest contributing commodity as the Fund had a small weight in cocoa compared to no exposure in the benchmark. The Fund’s positioning within corn, soybean oil and soybean also contributed to the Fund’s relative performance. Within the energy sector, brent crude oil, natural gas and heating oil contributed to relative performance.
Top Performance Detractors
Allocation
| The Fund’s allocation to industrial and precious metals detracted from performance relative to the Bloomberg Commodity Index Total Return. The Fund’s overweight to lead was a notable detractor within the sector.
Stock selection
| Security selection in the livestock sector detracted from the Fund’s relative performance.
Individual holdings
| Coffee was the Fund’s largest detracting commodity relative to the benchmark. Within livestock, lean hogs also detracted from relative performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Institutional 3 Class shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Institutional 3 Class (a)	14.19	10.69	(0.31)
Bloomberg Commodity Index Total Return	10.95	8.15	(1.08)
MSCI ACWI (Net)	23.56	11.68	8.40
(a)
The returns shown for periods prior to October 1, 2014 (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of Class A. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.

Past performance does not guarantee future performance
. Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund Statistics
Fund net assets	$ 275,238,836
Total number of portfolio holdings	315
Management services fees (represents 0.63% of Fund average net assets)	$ 1,645,564
Portfolio turnover for the reporting period	117%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Commodities Exposure
Long
Agriculture	29.9%
Energy	35.6%
Industrial Metals	16.3%
Livestock	7.4%
Precious Metals	20.2%
Asset Categories
Availability of Additional Information
For additional information about the Fund: including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Distributors, Inc.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant		Amount billed to the registrant's investment advisor
	May 31, 2024	May 31, 2023	May 31, 2024	May 31, 2023
Audit fees (a)	$41,999	$40,290	$0	$0
Audit-related fees (b)	$0	$0	$0	$0
Tax fees (c)	$12,850	$12,850	$0	$0
All other fees (d)	$0	$0	$0	$0
Non-audit fees (g)	$0	$0	$581,000	$577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Commodity Strategy Fund
Annual Financial Statements and Additional Information
May 31, 2024

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Commodity Strategy Fund | 2024

Consolidated Portfolio of Investments
May 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 18.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ACHV ABS Trust(a)
Series 2024-1PL Class A
04/25/2031	5.900%	168,875	168,767
Subordinated Series 2024-1PL Class B
04/25/2031	6.340%	250,000	249,492
Affirm Asset Securitization Trust(a)
Series 2023-B Class A
09/15/2028	6.820%	825,000	835,558
Series 2023-X1 Class A
11/15/2028	7.110%	217,381	218,211
Series 2024-X1 Class A
05/15/2029	6.270%	1,000,000	1,001,104
American Credit Acceptance Receivables Trust(a)
Series 2023-3 Class A
03/12/2027	6.000%	215,355	215,348
Subordinated Series 2022-2 Class C
06/13/2028	4.410%	1,327,399	1,323,475
Amur Equipment Finance Receivables IX LLC(a)
Series 2021-1A Class A2
11/20/2026	0.750%	5,146	5,135
Amur Equipment Finance Receivables XIII LLC(a)
Series 2024-1A Class A1
01/21/2025	5.558%	560,587	560,712
Atalaya Equipment Leasing Trust(a)
Series 2021-1A Class A2
05/15/2026	1.230%	4,827	4,818
Carvana Auto Receivables Trust(a)
Series 2024-N1 Class A2
04/12/2027	5.760%	1,550,000	1,549,647
CCG Receivables Trust(a)
Series 2021-2 Class A2
03/14/2029	0.540%	1,067,509	1,047,577
CNH Equipment Trust
Series 2021-B Class A3
08/17/2026	0.440%	427,640	416,196
Series 2024-A Class A2
07/15/2027	5.190%	1,405,000	1,399,859
Dell Equipment Finance Trust(a)
Series 2023-3 Class A3
04/23/2029	5.930%	250,000	251,287
DLLST LLC(a)
Series 2022-1A Class A3
01/21/2025	3.400%	56,150	56,035
DT Auto Owner Trust(a)
Series 2020-2A Class D
03/16/2026	4.730%	1,485,974	1,482,928
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-3A Class A
10/15/2026	6.050%	412,805	412,982
Subordinated Series 2020-1A Class D
11/17/2025	2.550%	238,706	237,691
Ent Auto Receivables Trust(a)
Series 2023-1A Class A2
08/16/2027	6.220%	423,840	424,054
Exeter Automobile Receivables Trust
Series 2023-2A Class A3
08/17/2026	5.600%	769,210	768,819
Series 2023-4A Class A2
12/15/2025	6.070%	126,553	126,603
Subordinated Series 2020-3A Class D
07/15/2026	1.730%	186,921	186,053
Subordinated Series 2021-4A Class C
10/15/2027	1.460%	1,449,746	1,433,486
Exeter Automobile Receivables Trust(a)
Subordinated Series 2020-1A Class D
12/15/2025	2.730%	673,814	669,170
FHF Trust(a)
Series 2021-1A Class A
03/15/2027	1.270%	150,589	148,074
Series 2021-2A Class A
12/15/2026	0.830%	197,455	192,896
Ford Credit Auto Lease Trust
Series 2024-A Class A3
05/15/2027	5.060%	170,000	169,221
GLS Auto Receivables Issuer Trust(a)
Series 2023-3A Class A2
03/15/2027	6.040%	712,373	713,019
Subordinated Series 2020-4A Class D
10/15/2026	1.640%	463,258	456,363
GM Financial Automobile Leasing Trust
Series 2022-3 Class A4
08/20/2026	4.110%	1,775,000	1,764,028
GM Financial Consumer Automobile Receivables Trust
Series 2021-2 Class A3
04/16/2026	0.510%	443,270	437,197
Harley-Davidson Motorcycle Trust
Series 2021-A Class A3
04/15/2026	0.370%	55,085	54,865
Series 2022-A Class A3
02/15/2027	3.060%	1,391,745	1,371,677
Hertz Vehicle Financing LLC(a)
Series 2021-1A Class A
12/26/2025	1.210%	2,700,000	2,654,392
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
HPEFS Equipment Trust(a)
Series 2024-1A Class A1
01/21/2025	5.596%	778,994	779,302
John Deere Owner Trust
Series 2022-B Class A3
02/16/2027	3.740%	1,944,707	1,916,461
JPMorgan Chase Bank NA(a)
Subordinated Series 2021-2 Class C
12/26/2028	0.969%	346,959	341,882
Lendbuzz Securitization Trust(a)
Series 2021-1A Class A
06/15/2026	1.460%	64,936	63,314
Marlette Funding Trust(a)
Series 2023-3A Class A
09/15/2033	6.490%	269,369	269,644
Series 2024-1A Class A
07/17/2034	5.950%	245,000	245,019
Mercedes-Benz Auto Receivables Trust
Series 2020-1 Class A4
10/15/2026	0.770%	114,231	113,541
Oportun Issuance Trust(a)
Series 2024-1A Class A
04/08/2031	6.334%	149,792	149,827
Pagaya AI Debt Grantor Trust(a)
Series 2024-5 Class A
10/15/2031	6.278%	375,000	375,238
Pagaya AI Debt Trust(a)
Series 2024-1 Class A
07/15/2031	6.660%	569,972	572,394
Series 2024-2 Class A
08/15/2031	6.319%	1,055,476	1,054,788
Series 2024-3 Class A
10/15/2031	6.258%	1,425,000	1,424,150
Prosper Marketplace Issuance Trust(a)
Series 2023-1A Class A
07/16/2029	7.060%	95,795	96,159
Series 2024-1A Class A
08/15/2029	6.120%	242,398	242,478
Reach ABS Trust(a)
Series 2024-1A Class A
02/18/2031	6.300%	533,529	534,469
Research-Driven Pagaya Motor Trust(a)
Series 2024-1A Class A
06/25/2032	7.090%	175,000	176,139
Santander Drive Auto Receivables Trust
Series 2020-2 Class D
09/15/2026	2.220%	484,535	482,883
Series 2022-3 Class A3
12/15/2026	3.400%	84,307	84,112
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2022-5 Class A3
08/17/2026	4.110%	166,101	165,862
Series 2022-7 Class A3
04/15/2027	5.750%	748,255	748,220
Series 2023-2 Class A2
03/16/2026	5.870%	345,793	345,849
Series 2023-3 Class A2
08/17/2026	6.080%	169,710	169,891
Series 2023-4 Class A2
02/16/2027	6.180%	1,204,331	1,206,534
Series 2024-1 Class A2
02/16/2027	5.710%	348,807	348,843
Series 2024-1 Class A3
04/17/2028	5.250%	2,125,000	2,117,094
Subordinated Series 2021-1 Class D
11/16/2026	1.130%	1,054,590	1,036,103
Subordinated Series 2022-6 Class B
06/15/2027	4.720%	675,000	669,828
Santander Revolving Auto Loan Trust(a)
Series 2019-A Class A
01/26/2032	2.510%	575,000	566,179
Subordinated Series 2019-A Class C
01/26/2032	3.000%	575,000	565,064
T-Mobile US Trust(a)
Series 2022-1A Class A
05/22/2028	4.910%	1,350,000	1,341,803
United Auto Credit Securitization Trust(a)
Series 2024-1 Class A
08/10/2026	6.170%	451,639	451,795
Upstart Pass-Through Trust(a)
Series 2021-ST6 Class A
08/20/2027	1.850%	57,671	56,759
Series 2021-ST9 Class A
11/20/2029	1.700%	110,603	109,462
Verizon Master Trust
Series 2022-2 Class A
07/20/2028	1.530%	2,552,000	2,479,404
Series 2023-2 Class A
04/13/2028	4.890%	2,475,000	2,461,429
Subordinated Series 2022-4 Class B
11/20/2028	3.640%	356,000	348,837
Verizon Master Trust(b)
Series 2022-7 Class A1A
11/22/2027	5.230%	3,100,000	3,094,613
Westlake Automobile Receivables Trust(a)
Series 2022-2A Class A3
04/15/2026	3.750%	554,423	553,154
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2021-3 Class C
01/15/2027	1.580%	985,975	972,278
World Omni Select Auto Trust
Series 2021-A Class A3
03/15/2027	0.530%	235,573	233,246
Total Asset-Backed Securities — Non-Agency (Cost $51,746,094)			51,970,786

Commercial Mortgage-Backed Securities - Non-Agency 1.8%

CFCRE Commercial Mortgage Trust
Series 2017-C8 Class ASB
06/15/2050	3.367%	522,580	506,171
COMM Mortgage Trust
Series 2014-LC17 Class A5
10/10/2047	3.917%	1,000,000	993,871
Series 2015-CR24 Class A4
08/10/2048	3.432%	785,419	770,379
Commercial Mortgage Trust
Series 2014-CR16 Class A4
04/10/2047	4.051%	160,648	159,535
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 Class A5
02/15/2047	4.079%	104,291	103,144
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C25 Class A4
10/15/2048	3.372%	2,025,000	1,974,270
Series 2015-C27 Class A3
12/15/2047	3.473%	562,811	549,306
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $5,035,279)			5,056,676

Corporate Bonds & Notes 24.5%

Aerospace & Defense 0.9%
BAE Systems Holdings, Inc.(a)
12/15/2025	3.850%	701,000	683,198
Boeing Co. (The)
05/01/2025	4.875%	700,000	692,285
L3Harris Technologies, Inc.
12/15/2026	3.850%	534,000	515,020
United Technologies Corp.
08/16/2025	3.950%	710,000	697,524
Total			2,588,027
Automotive 0.2%
Toyota Motor Credit Corp.(c)
SOFR + 0.450% 05/15/2026	5.780%	675,000	675,354
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Banking 7.2%
Bank of America Corp.(c)
SOFR + 1.330% 04/02/2026	6.660%	1,450,000	1,457,333
Bank of Montreal
06/07/2025	3.700%	692,000	679,378
Bank of New York Mellon Corp. (The)(d)
07/24/2026	4.414%	700,000	691,652
Bank of Nova Scotia (The)(c)
SOFR + 1.090% 06/12/2025	6.420%	675,000	679,713
BB&T Corp
06/05/2025	3.700%	700,000	686,482
Canadian Imperial Bank of Commerce(c)
SOFR + 0.940% 04/07/2025	6.270%	700,000	703,217
Citigroup, Inc.(c)
SOFR + 1.528% 03/17/2026	6.858%	1,325,000	1,334,851
Commonwealth Bank of Australia(a),(c)
SOFR + 0.630% 09/12/2025	5.960%	175,000	175,484
Cooperatieve Rabobank UA(c)
SOFR + 0.700% 07/18/2025	6.030%	650,000	652,445
Goldman Sachs Group, Inc. (The)(c)
SOFR + 0.486% 10/21/2024	5.816%	1,250,000	1,250,576
HSBC Holdings PLC(d)
04/18/2026	1.645%	925,000	892,333
JPMorgan Chase & Co.(d)
11/19/2026	1.045%	1,600,000	1,498,163
Morgan Stanley(d)
10/21/2025	1.164%	1,325,000	1,301,086
National Australia Bank Ltd.
12/10/2025	4.750%	625,000	620,555
PNC Bank NA
06/01/2025	3.250%	639,000	624,719
Royal Bank of Canada(c)
SOFR + 0.840% 04/14/2025	6.170%	700,000	702,839
Skandinaviska Enskilda Banken AB(a)
11/19/2025	1.400%	725,000	684,377
State Street Corp.(d)
05/18/2026	5.104%	625,000	621,827
Svenska Handelsbanken AB(a)
06/10/2025	3.650%	585,000	574,415
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Toronto-Dominion Bank (The)(c)
SOFR + 1.080% 07/17/2026	6.410%	625,000	631,256
U.S. Bancorp
07/22/2026	2.375%	740,000	697,348
UBS Group AG(a),(d)
08/05/2025	4.490%	650,000	648,214
Wells Fargo & Co.(d)
08/15/2026	4.540%	1,300,000	1,284,182
Westpac Banking Corp.(c)
SOFR + 0.420% 04/16/2026	5.750%	700,000	699,676
Total			19,792,121
Cable and Satellite 0.5%
Charter Communications Operating LLC/Capital
11/10/2026	6.150%	700,000	705,343
Comcast Corp.
10/15/2025	3.950%	715,000	701,820
Total			1,407,163
Chemicals 0.2%
LYB International Finance III LLC
10/01/2025	1.250%	725,000	683,856
Construction Machinery 0.5%
Caterpillar Financial Services Corp.
05/15/2025	1.450%	730,000	704,100
John Deere Capital Corp.
03/06/2026	4.950%	700,000	697,820
Total			1,401,920
Diversified Manufacturing 0.6%
Carrier Global Corp.
11/30/2025	5.800%	875,000	879,166
Siemens Financieringsmaatschappij NV(a)
05/27/2025	3.250%	700,000	686,151
Total			1,565,317
Electric 2.2%
CenterPoint Energy, Inc.
06/01/2026	1.450%	625,000	578,396
Dominion Energy, Inc.
04/15/2026	1.450%	750,000	696,700
DTE Energy Co.
11/01/2024	4.220%	625,000	620,608
Duke Energy Corp.
09/15/2025	0.900%	748,000	705,431
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Eversource Energy
08/15/2025	0.800%	511,000	481,559
Mississippi Power Co.(c)
SOFR + 0.300% 06/28/2024	5.630%	450,000	449,990
NextEra Energy Capital Holdings, Inc.
09/01/2025	5.749%	650,000	651,132
Public Service Enterprise Group, Inc.
08/15/2025	0.800%	723,000	682,534
WEC Energy Group, Inc.
09/27/2025	5.000%	675,000	670,521
Xcel Energy, Inc.
06/01/2025	3.300%	415,000	406,440
Total			5,943,311
Food and Beverage 1.2%
Bacardi Ltd.(a)
05/15/2025	4.450%	715,000	706,504
Campbell Soup Co.
03/19/2027	5.200%	450,000	450,283
Diageo Capital PLC
09/29/2025	1.375%	600,000	569,735
Kraft Heinz Foods Co.
06/01/2026	3.000%	412,000	394,340
Mondelez International, Inc.
05/04/2025	1.500%	725,000	698,810
PepsiCo, Inc.(c)
SOFR + 0.400% 11/12/2024	5.730%	565,000	565,388
Total			3,385,060
Health Care 1.2%
Becton Dickinson and Co.
06/06/2027	3.700%	725,000	693,958
CVS Health Corp.
07/20/2025	3.875%	650,000	637,867
GE HealthCare Technologies, Inc.
11/15/2025	5.600%	660,000	660,534
HCA, Inc.
02/15/2026	5.875%	690,000	691,058
Thermo Fisher Scientific, Inc.
10/18/2024	1.215%	650,000	639,455
Total			3,322,872
Healthcare Insurance 0.5%
Anthem, Inc.
03/15/2026	1.500%	699,000	653,064
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.
07/15/2025	3.750%	675,000	664,099
Total			1,317,163
Independent Energy 0.4%
Pioneer Natural Resources Co.
03/29/2026	5.100%	650,000	647,854
Woodside Finance Ltd.(a)
03/05/2025	3.650%	600,000	590,327
Total			1,238,181
Integrated Energy 0.2%
BP Capital Markets America, Inc.
05/04/2026	3.119%	510,000	490,761
Life Insurance 1.1%
Corebridge Financial, Inc.
04/04/2025	3.500%	700,000	687,268
Met Tower Global Funding(a)
06/20/2026	5.400%	675,000	675,764
New York Life Global Funding(a)
06/24/2025	0.950%	243,000	231,798
Pricoa Global Funding I(a)
09/01/2025	0.800%	725,000	683,646
Principal Life Global Funding II(a)
11/17/2026	1.500%	765,000	699,457
Total			2,977,933
Media and Entertainment 0.4%
Discovery Communications LLC
03/11/2026	4.900%	700,000	690,938
Walt Disney Co. (The)
09/15/2024	3.700%	500,000	497,060
Total			1,187,998
Midstream 1.7%
Enbridge, Inc.
11/15/2026	5.900%	680,000	687,366
Energy Transfer Partners LP
01/15/2026	4.750%	675,000	666,758
Enterprise Products Operating LLC
01/10/2026	5.050%	555,000	553,547
Kinder Morgan, Inc.
06/01/2025	4.300%	685,000	675,797
Plains All American Pipeline LP/Finance Corp.
10/15/2025	4.650%	700,000	691,418
Western Midstream Operating LP
02/01/2025	3.100%	700,000	686,180
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Williams Companies, Inc. (The)
09/15/2025	4.000%	700,000	686,199
Total			4,647,265
Natural Gas 0.3%
NiSource, Inc.
08/15/2025	0.950%	750,000	709,750
Pharmaceuticals 1.6%
AbbVie, Inc.
03/15/2025	3.800%	710,000	700,622
Amgen, Inc.
05/01/2025	3.125%	725,000	709,553
AstraZeneca PLC
11/16/2025	3.375%	650,000	633,359
Bristol-Myers Squibb Co.
02/20/2026	4.950%	700,000	697,280
Gilead Sciences, Inc.
02/01/2025	3.500%	625,000	616,404
Pfizer Investment Enterprises Pte., Ltd.
05/19/2026	4.450%	775,000	764,537
Roche Holdings, Inc.(a)
05/15/2026	2.625%	382,000	364,464
Total			4,486,219
Property & Casualty 0.5%
Chubb INA Holdings, Inc.
05/03/2026	3.350%	675,000	652,081
Loews Corp.
04/01/2026	3.750%	705,000	685,773
Total			1,337,854
Railroads 0.5%
CSX Corp.
11/01/2025	3.350%	725,000	705,580
Union Pacific Corp.
01/15/2025	3.250%	675,000	665,533
Total			1,371,113
Retailers 0.3%
Lowe’s Companies, Inc.
09/08/2025	4.400%	705,000	696,206
Technology 1.0%
Broadcom, Inc.
11/15/2025	3.150%	725,000	701,158
Microchip Technology, Inc.
09/01/2025	4.250%	710,000	698,469
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NXP BV/Funding LLC
03/01/2026	5.350%	700,000	697,838
Oracle Corp.
07/15/2026	2.650%	750,000	708,405
Total			2,805,870
Transportation Services 0.3%
ERAC USA Finance LLC(a)
11/01/2025	3.800%	719,000	702,049
Wireless 0.5%
American Tower Corp.
01/15/2025	2.950%	625,000	614,060
T-Mobile USA, Inc.
04/15/2025	3.500%	715,000	701,607
Total			1,315,667
Wirelines 0.5%
AT&T, Inc.(c)
3-month Term SOFR + 1.442% 06/12/2024	6.763%	675,000	675,162
Verizon Communications, Inc.
11/20/2025	0.850%	750,000	702,846
Total			1,378,008
Total Corporate Bonds & Notes (Cost $67,539,619)			67,427,038

Foreign Government Obligations(e) 0.5%

Canada 0.5%
Province of Ontario
01/21/2026	0.625%	710,000	660,419
Province of Quebec
10/16/2024	2.875%	665,000	658,607
Total			1,319,026
Total Foreign Government Obligations (Cost $1,325,975)			1,319,026

Residential Mortgage-Backed Securities - Non-Agency 2.6%

Bellemeade Re Ltd.(a),(c)
CMO Series 2021-3A Class M1A
30-day Average SOFR + 1.000% Floor 1.000% 09/25/2031	6.324%	61,040	61,038
CFMT LLC(a),(b)
CMO Series 2021-EBO1 Class A
11/25/2050	0.985%	99,192	95,387
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut Avenue Securities Trust(a),(c)
CMO Series 2022-R02 Class 2M1
30-day Average SOFR + 1.200% 01/25/2042	6.524%	1,086,635	1,087,926
CMO Series 2022-R05 Class 2M1
30-day Average SOFR + 1.900% 04/25/2042	7.224%	398,978	402,210
PRET LLC(a),(b)
CMO Series 2024-NPL2 Class A1
02/25/2054	7.021%	1,798,761	1,786,749
CMO Series 2024-RN1 Class A1
03/25/2054	7.143%	1,239,102	1,233,785
Pretium Mortgage Credit Partners LLC(a),(b)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	418,393	403,684
RCO Mortgage LLC(a),(b)
CMO Series 2024-1 Class A1
01/25/2029	7.021%	91,891	91,352
Towd Point Mortgage Trust(a),(b)
CMO Series 2021-SJ2 Class A1A
12/25/2061	2.250%	596,390	556,468
VCAT LLC(a),(b)
CMO Series 2021-NPL4 Class A1
08/25/2051	1.868%	895,500	867,459
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	579,173	563,920
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $7,264,834)			7,149,978

Treasury Bills 0.5%
Issuer	Yield	Principal Amount ($)	Value ($)
United States 0.5%
U.S. Treasury Bills(f)
08/01/2024	5.130%	1,425,000	1,412,701
Total Treasury Bills (Cost $1,412,332)			1,412,701

U.S. Government & Agency Obligations 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Farm Credit Banks Funding Corp.(c)
SOFR + 0.100% 08/01/2024	5.430%	675,000	674,983
Federal Home Loan Banks
01/06/2025	4.940%	725,000	722,782
Total U.S. Government & Agency Obligations (Cost $1,399,957)			1,397,765
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024

Money Market Funds 33.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.547%(g),(h)	91,113,329	91,095,106
Total Money Market Funds (Cost $91,093,941)		91,095,106
Total Investments in Securities (Cost: $226,818,031)		226,829,076
Other Assets & Liabilities, Net		48,409,760
Net Assets		275,238,836
At May 31, 2024, securities and/or cash totaling $18,956,130 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	73	07/2024	USD	5,903,510	85,170	—
Brent Crude	21	07/2024	USD	1,698,270	—	(13,655)
Brent Crude	41	09/2024	USD	3,286,560	55,500	—
Brent Crude	9	09/2024	USD	721,440	—	(17,353)
Brent Crude	101	11/2024	USD	8,023,440	—	(195,814)
Brent Crude	51	01/2025	USD	4,016,760	—	(25,405)
Cocoa	22	09/2024	USD	1,888,920	69,285	—
Coffee	7	07/2024	USD	583,669	75,134	—
Coffee	12	07/2024	USD	1,000,575	—	(2,015)
Coffee	22	09/2024	USD	1,825,313	258,966	—
Coffee	44	12/2024	USD	3,626,700	239,379	—
Coffee	22	03/2025	USD	1,803,038	171,034	—
Copper	6	07/2024	USD	690,300	8,179	—
Copper	13	07/2024	USD	1,495,650	—	(4,396)
Copper	29	09/2024	USD	3,342,613	453,137	—
Copper	58	12/2024	USD	6,713,500	511,426	—
Copper	13	03/2025	USD	1,510,600	4,950	—
Copper	16	03/2025	USD	1,859,200	—	(8,353)
Corn	27	07/2024	USD	602,438	1,052	—
Corn	43	07/2024	USD	959,438	—	(60,078)
Corn	127	09/2024	USD	2,882,900	—	(123,003)
Corn	247	12/2024	USD	5,767,450	—	(68,738)
Corn	121	03/2025	USD	2,900,975	—	(106,260)
Cotton	4	07/2024	USD	152,300	192	—
Cotton	35	07/2024	USD	1,332,625	—	(166,193)
Cotton	65	12/2024	USD	2,441,075	—	(188,424)
Cotton	21	03/2025	USD	806,295	—	(11,555)
Feeder Cattle	3	08/2024	USD	384,600	3,413	—
Feeder Cattle	22	08/2024	USD	2,820,400	—	(90,339)
Gas Oil	66	07/2024	USD	4,847,700	—	(139,213)
Gas Oil	19	09/2024	USD	1,406,950	—	(21,489)
Gas Oil	19	11/2024	USD	1,408,375	—	(51,963)
Gas Oil	38	01/2025	USD	2,796,800	—	(143,280)
Gold 100 oz.	32	08/2024	USD	7,506,560	759,539	—
Gold 100 oz.	106	12/2024	USD	25,352,020	2,019,973	—
Gold 100 oz.	6	02/2025	USD	1,449,060	1,704	—
Gold 100 oz.	29	02/2025	USD	7,003,790	—	(57,657)
Hard Red Winter Wheat	17	07/2024	USD	602,438	94,378	—
Hard Red Winter Wheat	29	09/2024	USD	1,048,713	118,729	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Hard Red Winter Wheat	57	12/2024	USD	2,113,988	295,422	—
Hard Red Winter Wheat	28	03/2025	USD	1,056,650	44,947	—
Lead	23	07/2024	USD	1,292,830	31,569	—
Lead	9	09/2024	USD	513,464	24,590	—
Lead	9	11/2024	USD	517,964	21,096	—
Lead	17	01/2025	USD	983,476	27,879	—
Lean Hogs	49	07/2024	USD	1,903,650	—	(70,855)
Lean Hogs	39	10/2024	USD	1,293,240	—	(27,233)
Lean Hogs	6	12/2024	USD	183,660	7	—
Lean Hogs	78	12/2024	USD	2,387,580	—	(61,005)
Lean Hogs	17	02/2025	USD	548,080	274	—
Lean Hogs	23	02/2025	USD	741,520	—	(1,773)
Live Cattle	35	08/2024	USD	2,498,300	77,631	—
Live Cattle	26	10/2024	USD	1,880,320	—	(35,244)
Live Cattle	9	12/2024	USD	664,740	20,040	—
Live Cattle	42	12/2024	USD	3,102,120	—	(16,102)
Live Cattle	25	02/2025	USD	1,875,750	18,555	—
Natural Gas	56	06/2024	USD	1,448,720	162,821	—
Natural Gas	132	06/2024	USD	3,414,840	—	(202,727)
Natural Gas	42	08/2024	USD	1,113,420	102,946	—
Natural Gas	122	08/2024	USD	3,234,220	—	(133,382)
Natural Gas	140	10/2024	USD	4,352,600	197,795	—
Natural Gas	223	12/2024	USD	8,531,980	113,745	—
Natural Gas	5	12/2024	USD	191,300	—	(366)
Nickel	4	07/2024	USD	470,640	21,357	—
Nickel	14	09/2024	USD	1,660,379	197,300	—
Nickel	13	11/2024	USD	1,553,448	82,653	—
Nickel	27	01/2025	USD	3,248,006	149,248	—
NY Harbor ULSD Heat Oil	22	06/2024	USD	2,203,001	—	(99,959)
NY Harbor ULSD Heat Oil	10	08/2024	USD	1,017,240	—	(21,752)
NY Harbor ULSD Heat Oil	10	10/2024	USD	1,025,052	—	(45,300)
NY Harbor ULSD Heat Oil	20	12/2024	USD	2,055,732	—	(112,477)
Primary Aluminum	20	07/2024	USD	1,321,280	101,611	—
Primary Aluminum	36	09/2024	USD	2,398,473	276,307	—
Primary Aluminum	36	11/2024	USD	2,422,926	258,556	—
Primary Aluminum	71	01/2025	USD	4,811,138	206,422	—
RBOB Gasoline	66	06/2024	USD	6,701,033	—	(347,783)
RBOB Gasoline	13	08/2024	USD	1,291,781	27,669	—
RBOB Gasoline	15	10/2024	USD	1,346,499	—	(17,196)
RBOB Gasoline	30	12/2024	USD	2,631,510	—	(94,564)
Silver	17	07/2024	USD	2,587,400	385,446	—
Silver	19	09/2024	USD	2,922,865	521,065	—
Silver	38	12/2024	USD	5,930,660	629,915	—
Silver	18	03/2025	USD	2,849,130	206,861	—
Soybean	17	07/2024	USD	1,024,250	15,067	—
Soybean	45	07/2024	USD	2,711,250	—	(209,063)
Soybean	64	11/2024	USD	3,790,400	28,204	—
Soybean	37	11/2024	USD	2,191,325	—	(22,444)
Soybean	100	01/2025	USD	5,987,500	—	(54,378)
Soybean Meal	81	07/2024	USD	2,954,070	95,918	—
Soybean Meal	12	07/2024	USD	437,640	—	(6,856)
Soybean Meal	61	12/2024	USD	2,192,340	55,343	—
Soybean Meal	43	12/2024	USD	1,545,420	—	(12,921)
Soybean Meal	65	01/2025	USD	2,341,300	30,586	—
Soybean Meal	40	01/2025	USD	1,440,800	—	(38,874)
Soybean Oil	17	07/2024	USD	464,304	7,689	—
Soybean Oil	60	07/2024	USD	1,638,720	—	(91,641)
Soybean Oil	30	12/2024	USD	829,080	4,836	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Soybean Oil	87	12/2024	USD	2,404,332	—	(37,472)
Soybean Oil	43	01/2025	USD	1,191,702	28,185	—
Soybean Oil	74	01/2025	USD	2,050,836	—	(59,769)
Sugar #11	64	06/2024	USD	1,311,744	—	(72,895)
Sugar #11	61	09/2024	USD	1,249,573	—	(215,908)
Sugar #11	181	02/2025	USD	3,762,483	—	(404,270)
Wheat	24	07/2024	USD	814,200	68,319	—
Wheat	46	09/2024	USD	1,608,850	148,595	—
Wheat	90	12/2024	USD	3,255,750	410,786	—
Wheat	44	03/2025	USD	1,628,550	43,733	—
WTI Crude	100	06/2024	USD	7,699,000	—	(192,890)
WTI Crude	50	08/2024	USD	3,820,000	173,273	—
WTI Crude	1	08/2024	USD	76,400	—	(5,673)
WTI Crude	39	10/2024	USD	2,947,230	25,061	—
WTI Crude	13	10/2024	USD	982,410	—	(30,321)
WTI Crude	105	12/2024	USD	7,852,950	—	(241,565)
Zinc	30	07/2024	USD	2,211,323	23,630	—
Zinc	20	09/2024	USD	1,488,775	184,026	—
Zinc	20	11/2024	USD	1,494,775	148,740	—
Zinc	39	01/2025	USD	2,922,855	116,409	—
Total					10,743,267	(4,479,841)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	(135)	09/2024	USD	(27,499,922)	—	(15,405)
Notes to Consolidated Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At May 31, 2024, the total value of these securities amounted to $41,075,858, which represents 14.92% of total net assets.

(b)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of May 31, 2024.

(c)	Variable rate security. The interest rate shown was the current rate as of May 31, 2024.
(d)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of May 31, 2024.

(e)	Principal and interest may not be guaranteed by a governmental entity.
(f)	Zero coupon bond.
(g)	The rate shown is the seven-day current annualized yield at May 31, 2024.
(h)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended May 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.547%
	98,425,179	382,190,065	(389,531,434)	11,296	91,095,106	13,540	3,150,520	91,113,329
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at May 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	51,970,786	—	51,970,786
Commercial Mortgage-Backed Securities - Non-Agency	—	5,056,676	—	5,056,676
Corporate Bonds & Notes	—	67,427,038	—	67,427,038
Foreign Government Obligations	—	1,319,026	—	1,319,026
Residential Mortgage-Backed Securities - Non-Agency	—	7,149,978	—	7,149,978
Treasury Bills	—	1,412,701	—	1,412,701
U.S. Government & Agency Obligations	—	1,397,765	—	1,397,765
Money Market Funds	91,095,106	—	—	91,095,106
Total Investments in Securities	91,095,106	135,733,970	—	226,829,076
Investments in Derivatives
Asset
Futures Contracts	10,743,267	—	—	10,743,267
Liability
Futures Contracts	(4,495,246)	—	—	(4,495,246)
Total	97,343,127	135,733,970	—	233,077,097
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Portfolio of Investments (continued)
May 31, 2024
Fair value measurements   (continued)
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Statement of Assets and Liabilities
May 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $135,724,090)	$135,733,970
Affiliated issuers (cost $91,093,941)	91,095,106
Cash	8,087,197
Margin deposits on:
Futures contracts	18,956,130
Receivable for:
Investments sold	1,346,727
Capital shares sold	23,052,129
Dividends	291,941
Interest	693,169
Foreign tax reclaims	3,275
Variation margin for futures contracts	284,206
Prepaid expenses	3,865
Total assets	279,547,715
Liabilities
Payable for:
Investments purchased	1,240,579
Capital shares redeemed	69,558
Variation margin for futures contracts	2,892,483
Management services fees	4,385
Distribution and/or service fees	122
Transfer agent fees	5,544
Compensation of board members	1,302
Other expenses	33,426
Deferred compensation of board members	61,480
Total liabilities	4,308,879
Net assets applicable to outstanding capital stock	$275,238,836
Represented by
Paid in capital	537,679,677
Total distributable earnings (loss)	(262,440,841)
Total - representing net assets applicable to outstanding capital stock	$275,238,836
Class A
Net assets	$17,665,988
Shares outstanding	1,914,866
Net asset value per share	$9.23
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$9.79
Advisor Class
Net assets	$12,923,362
Shares outstanding	1,302,339
Net asset value per share	$9.92
Institutional Class
Net assets	$6,890,762
Shares outstanding	709,980
Net asset value per share	$9.71
Institutional 2 Class
Net assets	$7,635,590
Shares outstanding	756,151
Net asset value per share	$10.10
Institutional 3 Class
Net assets	$230,123,134
Shares outstanding	22,347,337
Net asset value per share	$10.30
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Statement of Operations
Year Ended May 31, 2024

Net investment income
Income:
Dividends — affiliated issuers	$3,150,520
Interest	9,619,750
Interfund lending	6,499
Total income	12,776,769
Expenses:
Management services fees	1,645,564
Distribution and/or service fees
Class A	43,289
Class C	30,132
Class R	9,084
Transfer agent fees
Class A	25,716
Advisor Class	19,443
Class C	4,560
Institutional Class	17,570
Institutional 2 Class	4,767
Institutional 3 Class	11,583
Class R	2,746
Custodian fees	16,665
Printing and postage fees	17,598
Registration fees	96,249
Accounting services fees	41,499
Legal fees	14,209
Compensation of chief compliance officer	45
Compensation of board members	13,437
Deferred compensation of board members	12,426
Other	42,902
Total expenses	2,069,484
Expense reduction	(40)
Total net expenses	2,069,444
Net investment income	10,707,325
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	217,654
Investments — affiliated issuers	13,540
Futures contracts	(3,272,029)
Net realized loss	(3,040,835)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,009,290
Investments — affiliated issuers	11,296
Futures contracts	24,353,226
Net change in unrealized appreciation (depreciation)	25,373,812
Net realized and unrealized gain	22,332,977
Net increase in net assets resulting from operations	$33,040,302
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Statement of Changes in Net Assets

	Year Ended May 31, 2024	Year Ended May 31, 2023
Operations
Net investment income	$10,707,325	$6,304,834
Net realized loss	(3,040,835)	(71,123,929)
Net change in unrealized appreciation (depreciation)	25,373,812	(41,133,529)
Net increase (decrease) in net assets resulting from operations	33,040,302	(105,952,624)
Distributions to shareholders
Net investment income and net realized gains
Class A	(683,067)	(13,091,140)
Advisor Class	(547,566)	(6,087,308)
Class C	(135,240)	(2,316,643)
Institutional Class	(387,864)	(12,482,584)
Institutional 2 Class	(359,288)	(5,768,737)
Institutional 3 Class	(8,003,921)	(43,069,997)
Class R	(83,591)	(1,311,006)
Total distributions to shareholders	(10,200,537)	(84,127,415)
Increase (decrease) in net assets from capital stock activity	(7,362,508)	16,082,060
Total increase (decrease) in net assets	15,477,257	(173,997,979)
Net assets at beginning of year	259,761,579	433,759,558
Net assets at end of year	$275,238,836	$259,761,579
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	May 31, 2024		May 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Shares sold	512,677	4,677,046	1,190,286	19,404,883
Distributions reinvested	79,593	678,924	1,372,544	12,984,269
Shares redeemed	(1,043,037)	(9,296,464)	(1,672,213)	(24,152,784)
Net increase (decrease)	(450,767)	(3,940,494)	890,617	8,236,368
Advisor Class
Shares sold	555,892	5,399,250	1,630,630	23,492,853
Distributions reinvested	59,484	544,874	594,517	6,022,454
Shares redeemed	(768,712)	(7,355,563)	(1,986,456)	(31,559,191)
Net increase (decrease)	(153,336)	(1,411,439)	238,691	(2,043,884)
Class C
Shares sold	5,115	39,346	281,127	3,325,844
Distributions reinvested	18,912	135,217	290,217	2,315,930
Shares redeemed	(590,596)	(4,426,337)	(290,334)	(3,646,121)
Net increase (decrease)	(566,569)	(4,251,774)	281,010	1,995,653
Institutional Class
Shares sold	282,293	2,695,419	3,126,495	41,353,583
Distributions reinvested	43,048	385,708	1,243,568	12,336,201
Shares redeemed	(1,748,511)	(16,558,441)	(6,547,667)	(103,674,723)
Net decrease	(1,423,170)	(13,477,314)	(2,177,604)	(49,984,939)
Institutional 2 Class
Shares sold	227,786	2,287,126	404,062	5,024,414
Distributions reinvested	38,547	359,257	560,000	5,768,006
Shares redeemed	(438,495)	(4,259,625)	(796,411)	(10,668,390)
Net increase (decrease)	(172,162)	(1,613,242)	167,651	124,030
Institutional 3 Class
Shares sold	11,235,673	115,546,421	27,437,309	298,268,124
Distributions reinvested	842,514	8,003,888	4,102,610	43,036,376
Shares redeemed	(10,205,435)	(103,906,807)	(21,922,485)	(285,164,246)
Net increase	1,872,752	19,643,502	9,617,434	56,140,254
Class R
Shares sold	52,286	442,801	98,876	1,416,624
Distributions reinvested	10,342	83,566	145,915	1,310,314
Shares redeemed	(333,102)	(2,838,114)	(90,012)	(1,112,360)
Net increase (decrease)	(270,474)	(2,311,747)	154,779	1,614,578
Total net increase (decrease)	(1,163,726)	(7,362,508)	9,172,578	16,082,060
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 5/31/2024	$8.47	0.34	0.79	1.13	(0.37)	(0.37)
Year Ended 5/31/2023	$21.90	0.21	(4.16)	(3.95)	(9.48)	(9.48)
Year Ended 5/31/2022	$20.69	(0.12)	7.43	7.31	(6.10)	(6.10)
Year Ended 5/31/2021(e)	$13.99	(0.18)	6.90	6.72	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$16.67	0.12	(2.64)	(2.52)	(0.16)	(0.16)
Advisor Class
Year Ended 5/31/2024	$9.09	0.39	0.84	1.23	(0.40)	(0.40)
Year Ended 5/31/2023	$22.71	0.25	(4.34)	(4.09)	(9.53)	(9.53)
Year Ended 5/31/2022	$21.22	(0.08)	7.70	7.62	(6.13)	(6.13)
Year Ended 5/31/2021(e)	$14.32	(0.11)	7.03	6.92	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$17.05	0.16	(2.69)	(2.53)	(0.20)	(0.20)
Institutional Class
Year Ended 5/31/2024	$8.89	0.38	0.84	1.22	(0.40)	(0.40)
Year Ended 5/31/2023	$22.47	0.24	(4.29)	(4.05)	(9.53)	(9.53)
Year Ended 5/31/2022	$21.05	(0.05)	7.59	7.54	(6.12)	(6.12)
Year Ended 5/31/2021(e)	$14.20	(0.15)	7.02	6.87	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$16.91	0.20	(2.71)	(2.51)	(0.20)	(0.20)
Institutional 2 Class
Year Ended 5/31/2024	$9.24	0.41	0.85	1.26	(0.40)	(0.40)
Year Ended 5/31/2023	$22.92	0.27	(4.40)	(4.13)	(9.55)	(9.55)
Year Ended 5/31/2022	$21.34	(0.07)	7.78	7.71	(6.13)	(6.13)
Year Ended 5/31/2021(e)	$14.40	(0.12)	7.08	6.96	(0.02)	(0.02)
Year Ended 5/31/2020(e)	$17.14	0.24	(2.78)	(2.54)	(0.20)	(0.20)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 5/31/2024	$9.23	13.70%	1.13%	1.13% (c)	3.78%	117%	$17,666
Year Ended 5/31/2023	$8.47	(22.59% )	1.13%	1.13% (c)	1.62%	142%	$20,037
Year Ended 5/31/2022	$21.90	47.23%	1.12% (d)	1.12% (d)	(0.57% )	329%	$32,304
Year Ended 5/31/2021 (e)	$20.69	47.95%	1.14% (d)	1.14% (c),(d)	(1.03% )	0%	$2,739
Year Ended 5/31/2020 (e)	$13.99	(15.35% )	1.14%	1.14% (c)	0.63%	0%	$1,283
Advisor Class
Year Ended 5/31/2024	$9.92	13.84%	0.88%	0.88% (c)	4.03%	117%	$12,923
Year Ended 5/31/2023	$9.09	(22.33% )	0.87%	0.87% (c)	1.76%	142%	$13,226
Year Ended 5/31/2022	$22.71	47.57%	0.89% (d)	0.89% (d)	(0.36% )	329%	$27,641
Year Ended 5/31/2021 (e)	$21.22	48.38%	0.85% (d)	0.85% (c),(d)	(0.71% )	0%	$3,537
Year Ended 5/31/2020 (e)	$14.32	(15.05% )	0.89%	0.89% (c)	0.86%	0%	$20,335
Institutional Class
Year Ended 5/31/2024	$9.71	14.05%	0.88%	0.88% (c)	3.94%	117%	$6,891
Year Ended 5/31/2023	$8.89	(22.43% )	0.86%	0.86% (c)	1.55%	142%	$18,973
Year Ended 5/31/2022	$22.47	47.60%	0.86% (d)	0.86% (d)	(0.26% )	329%	$96,858
Year Ended 5/31/2021 (e)	$21.05	48.45%	0.90% (d)	0.90% (c),(d)	(0.82% )	0%	$1,380
Year Ended 5/31/2020 (e)	$14.20	(15.15% )	0.86%	0.86% (c)	1.07%	0%	$66
Institutional 2 Class
Year Ended 5/31/2024	$10.10	14.05%	0.79%	0.79%	4.11%	117%	$7,636
Year Ended 5/31/2023	$9.24	(22.32% )	0.79%	0.79%	1.84%	142%	$8,576
Year Ended 5/31/2022	$22.92	47.79%	0.77% (d)	0.77% (d)	(0.34% )	329%	$17,431
Year Ended 5/31/2021 (e)	$21.34	48.41%	0.77% (d)	0.77% (d)	(0.68% )	0%	$19,305
Year Ended 5/31/2020 (e)	$14.40	(14.90% )	0.76%	0.76%	1.32%	0%	$57
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Consolidated Financial Highlights (continued)

	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 5/31/2024	$9.41	0.42	0.88	1.30	(0.41)	(0.41)
Year Ended 5/31/2023	$23.15	0.29	(4.47)	(4.18)	(9.56)	(9.56)
Year Ended 5/31/2022	$21.48	(0.07)	7.88	7.81	(6.14)	(6.14)
Year Ended 5/31/2021(e)	$14.48	(0.11)	7.14	7.03	(0.03)	(0.03)
Year Ended 5/31/2020(e)	$17.20	0.20	(2.72)	(2.52)	(0.20)	(0.20)

Notes to Consolidated Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	5/31/2022	5/31/2021
Class A	0.01%	0.02%
Advisor Class	0.01%	less than 0.01%
Institutional Class	0.01%	0.02%
Institutional 2 Class	0.01%	0.02%
Institutional 3 Class	0.01%	0.01%

(e)	Per share amounts have been adjusted on a retroactive basis to reflect a 4 to 1 reverse stock split completed after the close of business on September 11, 2020.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.

Columbia Commodity Strategy Fund  | 2024

Consolidated Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 5/31/2024	$10.30	14.19%	0.73%	0.73%	4.17%	117%	$230,123
Year Ended 5/31/2023	$9.41	(22.31% )	0.72%	0.72%	2.20%	142%	$192,744
Year Ended 5/31/2022	$23.15	47.94%	0.70% (d)	0.70% (d)	(0.32% )	329%	$251,323
Year Ended 5/31/2021 (e)	$21.48	48.57%	0.71% (d)	0.71% (d)	(0.61% )	0%	$398,386
Year Ended 5/31/2020 (e)	$14.48	(14.77% )	0.70%	0.70%	1.20%	0%	$159,442
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements
May 31, 2024
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At May 31, 2024, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	10.63%
Net assets	$29,271,154
Net investment income (loss)	899,561
Net realized gain (loss)	(3,951,933)
Net change in unrealized appreciation (depreciation)	24,384,987
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers each of the share classes listed in the Consolidated Statement of Assets and Liabilities. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Each share class has its own expense and sales charge structure. Different share classes may have different minimum initial investment amounts and pay different net investment income distribution amounts to the extent the expenses of distributing such share classes vary. Distributions to shareholders in a liquidation will be proportional to the net asset value of each share class.
As described in the Fund’s prospectus, Class A shares are offered to the general public for investment. Advisor Class, Institutional Class, Institutional 2 Class and Institutional 3 Class shares are available for purchase through authorized investment professionals to omnibus retirement plans or to institutional investors and to certain other investors as also described in the Fund’s prospectus.
The Fund’s Board of Trustees approved a proposal to accelerate the conversion of Class C shares into Class A shares of the Fund and a proposal to liquidate Class R shares of the Fund. Effective on February 12, 2024, Class C shares of the Fund were closed to new and existing investors and effective on April 15, 2024, shares held by Class C shareholders were converted into Class A shares in a tax-free transaction. Effective on March 11, 2024, Class R shares of the Fund were closed to new and existing investors and effective on April 19, 2024, Class R shares of the Fund were liquidated. For federal tax purposes, this liquidation was treated as a redemption of fund shares.

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
The Board of Trustees of the Fund also approved the conversion of all Advisor Class shares of the Fund to Institutional Class shares of the Fund and the subsequent elimination of Advisor Class shares. Effective on November 22, 2024, Advisor Class shares of the Fund will be converted to Institutional Class shares of the Fund. This will be a tax-free transaction for existing Advisor Class shareholders.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to the commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at May 31, 2024:
Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	10,743,267 *

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	15,405 *
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	4,479,841 *
Total		4,495,246

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the year ended May 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	(3,951,933)
Interest rate risk	679,904
Total	(3,272,029)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Commodity-related investment risk	24,384,988
Interest rate risk	(31,762)
Total	24,353,226
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended May 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	281,167,450
Futures contracts — short	27,984,260
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Consolidated Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The effective management services fee rate for the year ended May 31, 2024 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Fund’s Board of Trustees has approved a Subadvisory Agreement between the Investment Manager and Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial. As of May 31, 2024, Threadneedle is not providing services to the Fund pursuant to the Subadvisory Agreement.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Consolidated Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
For the year ended May 31, 2024, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.13 (a)
Institutional Class	0.15
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13 (a)

(a)	Unannualized.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the year ended May 31, 2024, these minimum account balance fees reduced total expenses of the Fund by $40.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. As a result of Class C shares of the Fund being converted into Class A shares, April 15, 2024 was the last day the Fund paid a distribution and service fee for Class C shares. As a result of Class R shares of the Fund being liquidated, April 19, 2024 was the last day the Fund paid a distribution and service fee for Class R shares.
Sales charges (unaudited)
Sales charges, including front-end charges and contingent deferred sales charges (CDSCs), received by the Distributor for distributing Fund shares for the year ended May 31, 2024, if any, are listed below:
	Front End (%)	CDSC (%)	Amount ($)
Class A	5.75	0.50 - 1.00 (a)	28,216
Class C	—	1.00 (b)	234

(a)
This charge is imposed on certain investments of between $1 million and $50 million redeemed within 18 months after purchase, as follows: 1.00% if redeemed within 12 months after purchase, and 0.50% if redeemed more than 12, but less than 18, months after purchase, with certain limited exceptions.

(b)	This charge applies to redemptions within 12 months after purchase, with certain limited exceptions.
The Fund’s other share classes are not subject to sales charges.
Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	October 1, 2023 through September 30, 2024 (%)	Prior to October 1, 2023 (%)
Class A	1.17	1.20
Advisor Class	0.92	0.95
Institutional Class	0.92	0.95
Institutional 2 Class	0.82	0.87
Institutional 3 Class	0.77	0.82
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At May 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and investments in commodity subsidiaries.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Excess of distributions over net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(21,982,458)	(69,915)	22,052,373
Net investment income (loss) and net realized gains (losses), as disclosed in the Consolidated Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended May 31, 2024			Year Ended May 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
10,200,537	—	10,200,537	84,127,415	—	84,127,415

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At May 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
19,975,674	—	(2,040,204)	(260,028,603)
At May 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
516,113,429	—	(260,028,603)	(260,028,603)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended May 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(1,221,515)	(818,689)	(2,040,204)	597,230
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $199,333,006 and $291,760,370, respectively, for the year ended May 31, 2024, of which $33,638,807 and $36,771,493, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended May 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	3,718,182	5.79	11
Interest income earned by the Fund is recorded as Interfund lending in the Consolidated Statement of Operations. The Fund had no outstanding interfund loans at May 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended May 31, 2024.
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments (and therefore the Fund) to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, derivatives, or similar instruments or techniques. The use of leverage may produce volatility and may exaggerate changes in the Fund’s net asset value and in the return on the Fund’s portfolio, which may increase the risk that the Fund will lose more than it has invested. If the Fund uses leverage, through the purchase of particular instruments such as derivatives, the Fund may experience capital losses that exceed the net assets of the Fund. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but may also exaggerate the Fund’s volatility and risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant.
Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Market disruption caused by the Russian military action, and any countermeasures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Certain money market funds may impose a discretionary liquidity fee of up to 2% on redemptions if that fee is determined to be in the best interest of the fund and, by October 2, 2024 or earlier, certain money market funds must impose a mandatory liquidity fee on redemptions if net redemptions exceed 5% of their net assets. Such fees, if imposed, will reduce the amount the Fund receives on redemptions. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At May 31, 2024, affiliated shareholders of record owned 79.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.

Columbia Commodity Strategy Fund  | 2024

Notes to Consolidated Financial Statements (continued)
May 31, 2024
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 1 above, there were no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Commodity Strategy Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust II and Shareholders of Columbia Commodity Strategy Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Columbia Commodity Strategy Fund  and its subsidiary (one of the funds constituting Columbia Funds Series Trust II, referred to hereafter as the "Fund") as of May 31, 2024, the related consolidated statement of operations for the year ended May 31, 2024, the consolidated statement of changes in net assets for each of the two years in the period ended May 31, 2024, including the related notes, and the consolidated financial highlights for each of the five years in the period ended May 31, 2024 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2024 and the financial highlights for each of the five years in the period ended May 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of May 31, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 23, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Commodity Strategy Fund  | 2024

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Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2024 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN129_05_P01_(07/24)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies is included in Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	July 23, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	July 23, 2024

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	July 23, 2024